ROBECO INVESTMENT FUNDS

                   ROBECO BOSTON PARTNERS Large Cap Value Fund
                    ROBECO BOSTON PARTNERS Mid Cap Value Fund
                 ROBECO BOSTON PARTNERS Small Cap Value Fund II
                    ROBECO BOSTON PARTNERS All-Cap Value Fund
                  ROBECO BOSTON PARTNERS Long/Short Equity Fund

                         Supplement dated June 29, 2005
                     to Prospectuses dated December 31, 2004

THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED MARCH 1, 2005 AND CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

CLOSING OF THE ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND TO NEW INVESTORS AND CERTAIN EXISTING SHAREHOLDERS.

Effective June 29, 2005, the ROBECO BOSTON PARTNERS Long/Short Equity Fund (the "Fund") is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

Other persons who are shareholders of the ROBECO BOSTON PARTNERS Large Cap Value Fund, ROBECO BOSTON PARTNERS Mid Cap Value Fund, ROBECO BOSTON PARTNERS Small Cap Value Fund II, and ROBECO BOSTON PARTNERS All-Cap Value Fund are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.